SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC (the “Company”)

on behalf of the

Cash Portfolio, Government Portfolio and Municipal Portfolio (each, a “Portfolio”)

SUPPLEMENT DATED OCTOBER 1, 2005

TO THE PROSPECTUSES

AND TO THE STATEMENT OF ADDITIONAL INFORMATION,

EACH AS AMENDED, DATED SEPTEMBER 28, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectuses and the Statement of Additional Information:

The Board of Directors of the Company has approved an amendment to the Investment Management Agreement between the Company, on behalf of each Portfolio, a series of the Company, and Smith Barney Fund Management LLC. Effective October 1, 2005, the Investment Management Agreement’s current fee of 0.27% of each Portfolio’s average daily net assets will be replaced with the fee schedule described below:

Fee Schedule, effective October 1, 2005

Portfolio’s Fee Rate Average Daily Net Assets	Advisory Fee Rate

First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement. Fees under the current and amended Investment Management Agreements are calculated daily and payable monthly.

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